RALPH E. Davis Associates, INC.


                     CONSULTANTS-PETROLEUM AND NATURAL GAS

                          3555 TIMMONS LANE-SUITE 1105

                              HOUSTON, TEXAS 77027
                                (713) 622 -8955


                              CONSENT OF ENGINEER
                              -------------------

     We hereby consent to the reproduction of our audit report dated October 17, 1995, and to the reference to our estimate dated October 1, 1995, appearing in this National Fuel Gas Company Annual Report on Form 10-K.

     We also consent to the incorporation by reference in (i) the Registration Statement (Form S-8, No. 2-95439), as amended, relating to the National Fuel Gas Company 1983 incentive Stock Option Plan and the National Fuel Gas Company 1984 Stock Plan, and in the related Prospectuses, (ii) the Registration Statements (Form S-8, No. 33-28037, and Nos. 2-97641 and 33-17341), as as amended, relating to the National Fuel Gas Company TaxDeferred Savings Plan and the National Fuel Gas Company Tax-Deferred Savings Plan for Non-Union Employees, respectively, and in the related Prospectuses, (iii) the Registration Statement (Form S-3, No. 33-49401), as amended, relating to $350,000,000 of National Fuel Gas Company debentures and/or medium term notes and in the related Prospectus, (iv) the Registration Statement (Form S-3, No. 33-51881), as amended, relating to the National Fuel Gas Company Dividend Reinvestment and Stock Purchase Plan, and in the related Prospectuses, (v) the Registration Statement (Form S-3, No. 33-36868), as amended, relating to the National Fuel Gas Company Customer Stock Purchase Plan, and in the related Prospectus, and (vi) the Registration Statement (Form S-8, No. 33-49693), as amended, relating to the National Fuel Gas Company 1993 Award and Option Plan, and in the related Prospectus; of the reproduction of our report dated October 17, 1995, appearing in this National Fuel Gas Company Annual Report on Form 10-K.

                                      RALPH E. DAVIS ASSOCIATES, INC.

                                      /s/ Allen C. Barron
                                      -------------------------------
                                      Allen C. Barron, P.E.
                                      Vice President
Houston, Texas
October  , 1995